SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549

                            FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported):  May 30, 1997


                     LONE WOLF ENERGY, INC.
      (Exact name of registrant as specified in its charter)

                            COLORADO
         (State or other jurisdiction of incorporation)


         0-244684	                             84-1214336
	(Commission File Number)	        (I.R.S. Employer Identification No.)

8908 South Yale Avenue, Suite 409, Tulsa, Oklahoma 74137
(Address of principal executive offices, including zip code)


                       (918) 481-0167
     (Registrant's telephone number, including area code)


                      K&S VENTURES, INC.
   (Former Name or Former Address, if Changed Since Last Report)

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Item 1	Change in Control of Registrant

Not applicable

Item 2	Acquisition or Disposition of Assets

Not applicable

Item 3	Bankruptcy or Receivership

	Not applicable

Item 4	Changes in Registrant's Certifying Accountant

	Not applicable

Item 5	Other Events

On May 30, 1997, the Board of Directors of K&S Ventures, Inc. approved a resolution to change the name of the corporation to Lone Wolf Energy, Inc.

Item 6	Resignations of Registrant's Directors

	Not applicable

Item 7	Financial Statements and Exhibits

	(a)	Financial Statements of Business Acquired

Not applicable

	(b)	Pro forma Financial Information

Not applicable

	(c)	Exhibits

		Not applicable

Item 8	Change in Fiscal Year

Not applicable

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

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   					LONE WOLF ENERGY, INC.



                                   					By: /s/  RHONDA R. VINCENT
					                                   ----------------------------
						                                  Rhonda R. Vincent, Secretary and
                                             Treasurer


Dated:  June 4, 1997

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